Exhibit 10.2

AMENDMENT NO. 3 TO LEASE

This Amendment No. 3 to Lease (the “Third Amendment”) is made and entered into as of the 30th day of November, 2007 between BRC PROPERTIES, INC., an Ohio corporation f/k/a Borror Realty Company (“Landlord”) and DOMINION HOMES, INC., an Ohio corporation (“Tenant”).

WHEREAS, a certain Lease was executed December 29, 1997, by and between Landlord and Tenant, pursuant to which Tenant leased 39,504 gross square feet of office space, being all of the building previously identified as 5501 Frantz Road, Dublin, Ohio and currently identified as 4900 Tuttle Crossing Blvd., Dublin, Ohio (the “Leased Premises”);

WHEREAS, the Lease was amended February 2, 1998 to provide for an expiration date of December 31, 2009;

WHEREAS, the Lease was amended November 30, 2005 to increase the monthly rental amount to $39,424.19 beginning December 1, 2005 and continuing throughout the remaining lease term;

WHEREAS, Landlord and Tenant mutually desire to further amend the Lease;

NOW THEREFORE, for good and valuable consideration, the sufficiency of which hereby is acknowledged, Landlord and Tenant agree to amend the Lease as follows:

1.	Term – Effective November 30, 2007, the amended December 31, 2009 lease expiration date shall be deleted and a new ten-year lease term shall commence December 1, 2007 and expire on November 30, 2017 (the “Revised Term”).

2.	Rent – Tenant agrees to pay to Landlord as Fixed Rent during the Revised Term, monthly installments in the amounts set forth below:

Time Period	Monthly Fixed Rent Installment
December 1, 2007 to November 30, 2008	$41,150.00
December 1, 2008 to November 30, 2009	$41,561.50
December 1, 2009 to November 30, 2010	$41,973.00
December 1, 2010 to November 30, 2011	$42,384.50
December 1, 2011 to November 30, 2012	$42,796.00
December 1, 2012 to November 30, 2013	$43,207.50
December 1, 2013 to November 30, 2014	$43,619.00
December 1, 2014 to November 30, 2015	$44,030.50
December 1, 2015 to November 30, 2016	$44,442.00
December 1, 2016 to November 30, 2017	$44,853.50

3. Renewal Option – Section 34 of the Lease is deleted. In lieu thereof, Tenant shall have one option to extend the Revised Term on all the provisions contained in the Lease, except for Fixed Rent, for a period of five years beginning December 1, 2017 and expiring November 30, 2022 (the “Extended Term”). Tenant may exercise its option by giving written notice (a “Renewal Notice”) to Landlord at least 180 days prior to November 30, 2017. Such option shall be void and of no effect if Tenant is in default on the date the Renewal Notice is given, or on the date the Extended Term is to commence. Fixed Rent for the Extended Term shall be equal to fair market rental for similar Class A office buildings in the Dublin, Ohio area as of the date Tenant exercises its option; provided that in no event shall Fixed Rent be less than the Fixed Rent payable by Tenant for the month immediately preceding commencement of the Extended Term.

Except as modified above, the Lease shall remain in full force and effect as originally written. Any ambiguity or inconsistency between the provisions of the Lease and prior amendments thereto and the terms and provisions of this Third Amendment shall be resolved in favor of this Third Amendment.

IN WITNESS WHEREOF, Landlord and Tenant have signed this Addendum No. 3 to Lease on 30, November, 2007.

Landlord:
BRC Properties Inc., an Ohio corporation

By:	/s/ Terry E. George
Name:	Terry E. George
Its:	Vice President

Tenant:
Dominion Homes, Inc., an Ohio corporation

By:	/s/ William G. Cornely
Name:	William G. Cornely
Its:	Executive Vice President

STATE OF OHIO

COUNTY OF FRANKLIN, ss:

On this 30th day of November, 2007, before me a Notary Public personally appeared Terry E. George, the Vice President of BRC Properties, Inc., an Ohio corporation, and acknowledged that he did sign the foregoing instrument, and that the same is his free act and deed and the free act and deed of the corporation.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the date and year aforesaid.

/s/ Kathy Kellenbarger
Notary Public

STATE OF OHIO

COUNTY OF FRANKLIN, ss:

On this 30th day of November, 2007, before me a Notary Public personally appeared William G. Cornely, the Executive Vice President of Dominion Homes, Inc., an Ohio corporation, and acknowledged that he did sign the foregoing instrument, and that the same is his free act and deed and the free act and deed of the corporation.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the date and year aforesaid.

/s/ Kathy Kellenbarger
Notary Public